                              ELDORADO ARTESIAN SPRINGS, INC.
                                     294 Artesian Drive
                                        P.O. Box 445
                                 Eldorado Springs, CO 80025

                                      PROXY STATEMENT

                               ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD JULY 15, 2003

                                   SOLICITATION OF PROXIES

     This Proxy Statement, together with the accompanying Proxy, is furnished in connection  with the Board of Directors'  solicitation of Proxies for use at the
Annual  Meeting  of  Shareholders  of  Eldorado  Artesian  Springs,   Inc.  (the
"Company"),  to be held at 10:00 a.m., Mountain Daylight Time, on Tuesday,  July
15, 2003, at 1783 Dogwood Street,  Louisville,  Colorado,  80027, and at any and
all  adjournments  thereof.  It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about
June 12, 2003. Any shareholder who executes and returns a Proxy may revoke it by delivering a written revocation to the offices of the Company at any time before such Proxy is voted at the meeting;  by  submitting  a later dated Proxy;  or by casting a ballot at the meeting.

     The cost of  solicitation  of  Proxies,  including  the cost of  preparing, assembling and mailing this proxy material to shareholders, will be borne by the
Company.  The  Company  may also  reimburse  banks,  brokerage  firms  and other custodians,  nominees and fiduciaries  for expenses  incurred by them in sending proxy material to the beneficial owners of stock. Brokerage houses,  custodians, nominees and fiduciaries  are requested to vote directly  Proxies held for their beneficial  owners.  The Company will send the Proxy  Statement  directly to the beneficial  owners of the Company's  shares if provided a complete list of these owners,  including name, address (including zip code), and number of shares held as of the record  date,  May 29,  2003.  In  addition to  solicitation  by mail, certain  directors,  officers  and regular  employees of the Company may solicit
Proxies  by  telephone.  No  additional  remuneration  will  be  paid  for  such solicitation.

                            SHARES OUTSTANDING AND VOTING RIGHTS

     The Company has fixed the close of business on May 29, 2003,  as the record date for  determining  the holders of its $0.001 par value Common Stock who will be  entitled  to  notice of and to vote at the  meeting.  On May 29,  2003,  the
Company had issued and outstanding  2,995,495 shares of the Company's $0.001 par value Common Stock.  Holders of the  Company's  Common Stock are entitled to one vote for each share owned of record.  The  presence in person or by proxy of the holders of a majority  of the shares  outstanding  and  entitled  to vote at the meeting  shall  constitute  a  quorum.  Affirmative  votes of the  holders  of a majority  of the quorum are  required  for the  election  of  Directors  and the ratification of auditors.  Affirmative votes of the holders of a majority of the outstanding  shares  entitled  to vote  are  required  for the  adoption  of the amendment to the Company's  Articles of  Incorporation.  Abstentions  and broker non-votes,  if any, will not be included in vote totals,  and as such, will have no effect on any proposal.

     The accompanying proxy,  unless the shareholder  otherwise specifies in the proxy,  will be voted (i) for the  election of each of the five  nominees  named herein for the office of  director,  (ii) for the  selection  of Ehrhardt  Keefe
Steiner & Hottman, P.C., independent public accountants,  as the auditors of the
Company for the fiscal year ending March 31, 2004;  and (iii) at the  discretion of the proxy  holders,  on any other  matter that may  property  come before the meeting or any adjournment thereof.

     Where shareholders have appropriately specified how their proxies are to be voted,  they will be voted in accordance  with such  instructions.  If any other matter of business is properly brought before the meeting, the proxy holders may vote the proxies on such matters at their discretion.  The directors do not know of any such other matter or business.

                                   ELECTION OF DIRECTORS
                                      (Proxy Item #1)

     The Board of  Directors  recommends  the  election as Directors of the five nominees  listed  below,  to hold  office  until  the  next  Annual  Meeting  of
Shareholders or until their  successors are elected and qualified or until their earlier death, resignation or removal.

     The enclosed Proxy provides that each  shareholder  may specify that his or her shares be voted "FOR" the  election  of the five  nominees  named  herein as
Directors with provision to "withhold  authority" as to any individual Director.
At the Annual  Meeting,  the shares  represented by the Proxies will be voted in accordance with shareholder instructions, and, if no instructions are given, for the  election  of the five  nominees.  In the  event  any  nominee  is unable or declines to serve, which the Board does not anticipate, it is intended that such
Proxies  will be  voted  for the  election  of the  remaining  nominees  and for substitute nominees, if any, recommended by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF ITS
                      NOMINEES FOR THE BOARD OF DIRECTORS

     The  following  table  sets  forth  the  name and age of each  nominee  for
Director,  indicating all positions and offices with the Company  presently held by him, and the period during which he has served as such:

                                 All Positions and             Period Served
                                 Offices Held With             as Director
     Name              Age       The Company                   of the Company
-------------------    ---       --------------------------    ---------------

Douglas A. Larson *    48        President and Director        1986 to Present

Kevin M. Sipple        47        Vice President, Secretary     1986 to Present
                                 and Director

Jeremy S. Martin       48        Vice President and Director   1986 to present

George J. Schmitt *    71        Director                      1998 to present

Don P. Van Winkle *    46        Director                      1998 to present

----------------------------------------
* Audit Committee member

     The  principal  occupation  and  business  experience  of each  nominee for
Director are set forth below.

     Douglas A. Larson was a co-founder of Eldorado  Artesian  Springs,  Inc. in
1983  and  has  been   President   of   Eldorado   since  1991.   Mr.   Larson's
responsibilities  include corporate strategy and administration of all operating activities at Eldorado.  Before his association with Eldorado, Mr. Larson worked as a  stockbroker  with  Richey-Frankel  and Co. from 1981 to 1983 and with B.J.
Leonard,  Inc. from 1980 to 1981.  Mr. Larson holds a Bachelor of Science Degree in Business Finance from the University of Colorado.

     Kevin M. Sipple was a co-founder of Eldorado Artesian Springs, Inc. in 1983 and has served as Vice  President  and  Secretary  of Eldorado  since 1991.  Mr.
Sipple's responsibilities include management of the wholesale products division.
In  addition,  he is also  responsible  for  quality  control,  testing,  source protection  and is a licensed  Water  Plant  operator  and  manages  the utility productions.  Before his association  with Eldorado,  Mr. Sipple worked for King
Soopers,  Inc.  from 1972 to 1983,  serving in a variety of positions  including inventory  ordering and control.  Mr. Sipple attended the University of Colorado from 1973 to 1977.

     Jeremy S. Martin was a co-founder  of Eldorado  Artesian  Springs,  Inc. in
1983 and has served as Vice President since 1985. Mr. Martin's  responsibilities include management of the 5-gallon sales and service business.  In addition,  he is also  responsible for special event promotions and public  relations.  Before his  association  with Eldorado,  Mr. Martin was an independent  distributor for
Sunasu International,  a nutritional products  manufacturer.  Mr. Martin holds a
Bachelor of Science Degree in Business from the University of Colorado.

     George J.  Schmitt  has been a director  of the  Company  since  1998.  Mr.
Schmitt has over forty years of experience in the bottled water  business.  From
1968 to 1996,  Mr.  Schmitt was CEO and President of Hinckley & Schmitt  Bottled
Water  Group.  He built an old family  business  from a small  local  company in
Chicago, Illinois with revenues of less than one million dollar to a two hundred million dollar profitable  industry leader. Mr. Schmitt was a founding member of the American Bottled Water  Association,  now called the  International  Bottled
Water  Association,  in 1959 and was inducted  into the Industry Hall of Fame in
1991.  Mr.  Schmitt is a director of Eureka  Bottled Water Co. and National Fuel
Corporation. Mr. Schmitt holds a Bachelor of Arts degree from Dartmouth.

     Don P. Van Winkle has been a director  of the Company  since 1998.  Mr. Van
Winkle is the President of Van Winkle  Associates,  a contract  Chief  Financial
Officer and Advisory  firm he founded in 1991.  Clients  include a wide range of industry from retail and  manufacturing  to service firms including the Company.
He has served as both CEO of a multiple store retail grocery store group and the
CFO/COO of a sportswear  design and  manufacturing  firm. From 1980 to 1991, Mr.
Van Winkle was a  corporate  banker  with the two  largest  Colorado  based bank holding  companies,  formerly  United  Banks  of  Colorado  and  First  National
Bancorporation.  Mr.  Van  Winkle is also a  director  of other  Colorado  based companies including The Great Divide Brewing Company,  Fresh Produce Sportswear,
Inc., Silver Canyon Coffee, Inc.,  Correctional Products and Services,  Inc. and
Goodbye Blue Monday,  Inc. He holds a Bachelor of Science Degree in Finance from
New Mexico State University.

     Directors  are elected at each  annual  meeting of  stockholders  and serve until the next annual  meeting.  Executive  officers  are elected at each annual meeting of the Board of Directors.

     During the  fiscal  year  ended  March 31,  2003,  the  Company's  Board of
Directors held two formal, in-person meetings. All directors were in attendance.
There is no family relationship  between any Director or nominee for Director of the Company and any other Director, nominee or Executive Officer of the Company.

Committee of the Board of Directors

     The Board of Directors has an Audit Committee comprised of Messrs.  Larson,
Schmitt  and Van  Winkle.  Among  other  functions,  the Audit  Committee  makes recommendations to the Board of Directors regarding the selection of independent auditors,  reviews the results and scope of the annual audit and other  services provided by the Company's independent auditors,  reviews the Company's financial statements,  reviews and evaluates the Company's internal control functions, and is available to the independent  auditors for consultation  purposes.  The Audit
Committee met one time in the fiscal year ended March 31, 2003.

Audit Committee Report

     The audit committee  oversees the Company's  financial process on behalf of the  Board of  Directors.  Management  has the  primary  responsibility  for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight  responsibilities,  the committee reviewed the audited financial  statements in the Annual Report with management including a  discussion  of the quality,  not just the  acceptability,  of the  accounting principles,  the  reasonableness of significant  judgements,  and the clarity of disclosures in the financial statements. The Board has adopted a written Charter of the Audit Committee (See Appendix A).

     The committee reviewed with the independent  auditors,  who are responsible for  expressing  an  opinion  on  the  conformity  of  those  audited  financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability,  of the Company's accounting principles and such other matters as are required to be discussed with the committee  under
generally  accepted  auditing  standards,   including   Statements  on  Auditing
Standards Nos. 61, 89 and 90. In addition,  the committee has discussed with the independent auditors the auditors'  independence from management and the Company including  the  matters  in the  written  disclosures  and the  letter  from the independent auditors required by the Independence  Standards Board, Standard No.
1.

     The committee discussed with the Company's independent auditors the overall scope and plans  for their  audit.  The  committee  meets  with the  independent auditors to discuss the results of their  examination,  their  evaluation of the
Company's internal controls,  and the overall quality of the Company's financial reporting.

     In reliance on the reviews  and  discussions  referred to above,  the audit committee recommended to the board, and the board has approved, that the audited consolidated  financial statements be included in the Company's Annual Report on
Form 10-KSB for the year ended March 31,  2003,  for filing with the  Securities and Exchange Commission.

Compliance with Section 16(a)

     Section  16(a)  of the  Exchange  Act  requires  the  Company's  directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange  Commission  initial  reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of ownership reports and reports of changes in ownership furnished to the Company  during the fiscal year ended March 31, 2003,  to the best of the
Company's knowledge, the Company's directors,  officers and holders of more than
10% of its Common Stock complied with all Section 16(a) filing requirements.

Compensation of Outside Directors

     Each outside director receives compensation totaling $1,000 for each annual or special meeting of the board he attends in person or by qualified  electronic means. In addition,  each outside  director will receive  compensation  totaling
$500 for each committee  meeting he attends in person or by electronic means. In addition, if Eldorado engages an outside director as an independent  consultant, for such duties and  responsibilities as the president  determines,  the outside director will be compensated  at the rate of $150 per hour,  plus nominal travel expenses as agreed upon if needed.

                               EXECUTIVE OFFICERS

The following table sets forth information  about the executive  officers of the
Company.

             Name          Age     Position(s)                 Tenure as Officer
             ----          ---     -----------                 -----------------
      Douglas A. Larson    48      President                   1986 to present
      Kevin M. Sipple      47      Vice President, Secretary   1986 to present
      Jeremy S. Martin     48      Vice President and          1986 to present
                                   Director
      Robert E. Weidler    57      Vice President              1998 to present
      Cathleen M.          34      Chief Financial Officer     1998 to present
      Shoenfeld
      Kate Janssen         31      Vice President              2002 to present

     Biographical  information  about Messrs.  Larson,  Sipple and Martin can be found in the section entitled Election of Directors above.

     Robert E.  Weidler  joined  Eldorado  in 1990 and has served as  Production
Manager from 1991 to 1998.  Currently,  Mr.  Weidler is Vice  President  and his
responsibilities  include  inventory  management,  daily operations for finished goods and  conforming  to  safety  and  health  department  standards  and other governmental  requirements.  Mr.  Weidler holds a Bachelor of Science  Degree in
Sociology from Michigan State University.

     Cathleen M. Shoenfeld  joined  Eldorado in 1990 and has served as Assistant
Treasurer from 1991 to 1998. Currently, Ms. Shoenfeld is Chief Financial Officer
and her  responsibilities  include the  procurement  of financing  for growth of operations  of Eldorado  as well as  overseeing  the  accounting  functions  for
Eldorado,  including the annual audit and  corporate  reporting.  Ms.  Shoenfeld holds a  Bachelor  of Science  Degree in  Economics  and a Masters  of  Business
Administration from the University of Colorado.

     Kate  Janssen  joined  Eldorado in 1995 and has served as Director of Sales and Service. Currently, Ms. Janssen is Vice President in charge of Sales and her responsibilities  include  management  of the  sales and  service  sector of the business.  Ms.  Janssen holds a Bachelor of Fine Arts Degree from the University of Colorado.

                             EXECUTIVE COMPENSATION

     The following table sets forth the  compensation  of Eldorado's  President,
Douglas A. Larson,  and Vice Presidents Kevin Sipple and Jeremy Martin,  for the
fiscal year ended March 31, 2003. No other  executive  officer  receives  annual compensation in excess of $100,000 per year.

                           SUMMARY COMPENSATION TABLE

                                                               Long-Term
                                Annual Compensation       Compensation Awards
                              -----------------------    ----------------------
                                                         Restricted
Name and                                                   Stock       Options/        All Other
Principal Position    Year    Salary ($)    Bonus ($)    Awards ($)    SARS ($)    Compensation(1) ($)
------------------    ----    ----------    ---------    ----------    --------    -------------------
Douglas A. Larson     2003    $112,087      $7,820              -           -        $14,490
                      2002    $101,624                                               $16,568
                      2001    $100,632                                               $15,713

Kevin Sipple          2003    $112,007      $7,818              -           -        $ 9,144
                      2002    $101,583                                               $ 9,475
                      2001    $100,567                                               $10,249

Jeremy Martin         2003    $112,072      $7,879              -           -        $12,591
                      2002    $101,913                                               $13,109
                      2001    $100,740                                               $12,517

(1) Other annual compensation  includes annual health care premiums,  a 3% match for all contributions to the 401(k) plan and a car allowance.

Stock Option Plan

     On September 10, 1997 Eldorado  adopted a Stock Option Plan which  reserves
875,000  shares for the grant of  non-qualified  stock  options  ("Non-Qualified
Options"),  and  incentive  stock  options  ("Incentive  Options").  The Plan is administered by the Board of Directors.  All salaried officers and key employees of Eldorado and any subsidiaries are eligible to receive options under the Plan.
The  Plan  will  terminate  by its  terms  on  September  10,  2007,  and may be terminated at any time by the exercise of all outstanding options.

     Options  granted  may be  exercisable  for up to ten years.  If any options granted under the Plan expire,  terminate or are canceled for any reason without having been exercised in full, the  corresponding  number of unpurchased  shares reserved  for issuance  upon  exercise  thereof will again be available  for the purposes of the Plan.  The purchase  price of the Common Stock under each option shall not be less than the fair market  value of the Common Stock on the date on which the option is granted.  The option price is payable either in cash, by the delivery of shares of  Eldorado's  common stock,  or a  combination  of cash and shares.

     Options  will be  exercisable  immediately,  after a  period  of time or in installments.  Options will terminate not later than the expiration of ten years from the date of grant,  subject to earlier  termination  due to  termination of service.  Except under certain circumstances where termination of service is due to  retirement  or  death,  in  which  event  options  may be  exercised  for an additional period of time following such termination of service,  the option may be exercised only while the optionee remains in the employ of Eldorado or one of its subsidiaries.

     As of March 31, 2003,  584,500 options were  outstanding,  of which 474,500 are  fully  vested.  All  of  the  options  were  granted  at  an  option  price representing  100%  of the  fair  market  value  on the  date  of the  grant  as determined by the Board of Directors.

     The following  table sets forth the stock options  exercised by each of the
Named  Executive  Officers  and the  year-end  value of  unexercised  options to purchase Common Stock of the Company for each of the Named Executive Officers.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION/SAR VALUES

                                                      Number of
                                                      Securities      Value of
                                                      Underlying    Unexercised
                        Shares                       Unexercised    In-the Money
                     acquired on   Value Realized   Options/SARs   Options/SARs
       Name          Exercise (#)         ($)        at FY-End (#)  at FY-End ($)
-----------------    ------------   --------------   -------------  -------------

Robert E. Weidler          -               -            85,000           -
Cathleen M.                -               -            85,000           -
Shoenfeld
Kate Janssen               -               -            46,000           -

401(k) Plan

     Eldorado has adopted a 401(k) plan for employees. Employees become eligible to participate in the plan once they have completed one year of service and have reached 21 years of age. Approximately 32 employees were eligible to participate in the 401(k) plan as of March 31,  2003.  Contributions  by the Company and the
employees vest immediately.  Eldorado matches 100% of employee contributions, up to 3% of employee gross pay. The Company  matched  approximately  $34,600 during the year ended March 31, 2003.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The  following  table  sets  forth,  as of March 31,  2003,  the number and percentage  of the  Company's  shares of $0.001 par value  Common Stock owned of record and  beneficially  by each person  owning more than five  percent (5%) of such  Common  Stock and by all  individual  Officers  and  Directors  and by all
Officers and Directors as a group.

                                              Shares       Percent
                                           Beneficially      Of
 Name and Address of Beneficial Owners        Owned         Class
----------------------------------------   -------------  ----------
 Kevin M. Sipple                                763,674       25.5%
 43 Fowler Lane
 Eldorado Springs, CO 80025

Douglas A. Larson                               779,005 (1)   26.0%
12 Baldwin Circle
Eldorado Springs, CO 80025

Jeremy S. Martin                                771,060       25.7%
2707 Fourth Street
Boulder, CO 80302

George J. Schmitt                               100,000        2.5%
11 Castle Pines North
Castle Rock, CO 80104

Don P. Van Winkle                                50,000        1.3%
1600 Indian Wells
Alamogordo, NM 88310

All Officers and Directors as a Group         2,679,739 (1)   89.4%
(eight persons)

(1)  Mr.  Larson's  shares include options to purchase 17,000 shares held by his spouse.  The shares owned by all officers and  directors as a group include options to purchase a total of 216,000 shares,  of which 85,000 are held by
     Ms. Shoenfeld, 85,000 by Mr. Weidler and 46,000 by Ms. Janssen.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In August 2001, the Company entered into an agreement to sell certain parcels of real  estate  to two  Company  officers  for a total of  $900,000.  The  Company received  cash from the sale of  $500,000.  The Company  also  provided 60 month carry back  financing of $400,000  with  interest at 7.5% due annually  that has been recorded as notes receivable  related party and includes $27,500 of accrued interest at March 31,  2003.  The Company  recognized  a gain on the real estate sales of $519,937 and deferred an additional $357,544 of gain as required by the terms of the carry back note.

                              APPROVAL OF AUDITORS
                                 (Proxy Item #2)

     The Board of Directors, through its audit committee, has appointed Ehrhardt
Keefe Steiner & Hottman, P.C. to serve as the Company's independent auditors for the current fiscal year,  subject to the approval of the shareholders.  The firm has audited the  financial  records of the Company for the fiscal  years  ending
March 31, 2003 and 2002 and is considered well qualified.

     THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE IN FAVOR OF THE  APPOINTMENT  OF
EHRHARDT  KEEFE STEINER & HOTTMAN,  P.C. TO SERVE AS THE  COMPANY'S  INDEPENDENT
AUDITORS FOR THE CURRENT FISCAL YEAR.

Audit Fees

     Fees and related  expenses from Ehrhardt Keefe Steiner & Hottman,  P.C. for the fiscal year 2003 audit and the review of Forms 10-QSB are $38,798, which has been billed through March 31, 2003.

Financial Information Systems Design and Implementation

     Ehrhardt Keefe Steiner & Hottman,  P.C. did not render any services related to financial  information  systems design and implementation for the fiscal year ended March 31, 2003.

All Other Fees

     Aggregate  fees  billed for all other  services,  primarily  related to tax return preparation,  rendered by Ehrhardt Keefe Steiner & Hottman,  P.C. for the fiscal year ended March 31, 2003 was $3,289.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Annual Report to Shareholders,  which includes the financial statements for the fiscal  year ended  March 31,  2003,  is not  incorporated  in the Proxy
Statement and is not to be considered part of the proxy soliciting material. THE
COMPANY  WILL  FURNISH,  WITHOUT  CHARGE,  A COPY OF THE  10-KSB  FILED WITH THE
SECURITIES  AND  EXCHANGE  COMMISSION  PURSUANT  TO  SECTION  13 OR 15(D) OF THE
SECURITIES  EXCHANGE ACT OF 1934 TO ANY SECURITY HOLDER  REQUESTING SUCH COPY IN
WRITING TO THE CHIEF FINANCIAL  OFFICER,  ELDORADO ARTESIAN SPRINGS,  INC., P.O.
BOX 445, ELDORADO SPRINGS, COLORADO 80025.

                                  MISCELLANEOUS

     All  information   contained  in  this  Proxy  Statement  relating  to  the
occupations,  affiliations and securities  holdings of directors and officers of the Company and their relationship and transactions with the Company is based on information received from the individual directors and officers. All information relating to any beneficial  owner of more than 5% of the Company's  common stock is based on  information  contained  in  reports  filed by such  owner  with the
Securities and Exchange Commission.

     The  Company's  independent  public  accountants  for the fiscal year ended
March 31, 2003 are Ehrhardt Keefe Steiner & Hottman, P.C. and are expected to be present at the Annual  Meeting,  to have the  opportunity to make a statement if they  desire  and  are  expected  to be  available  to  respond  to  appropriate questions.

Matters to be Presented:

     As of the date of this  Proxy  Statement,  Management  does not know of any other  matters to be presented at the Annual  Meeting other than those set forth herein.  However,  if any other matters  properly  come before the Meeting,  the accompanying  Proxy will be voted in  accordance  with the best  judgment of the
Proxy holders.

Shareholder Proposals for 2004 Annual Meeting:

     The Board of Directors will make provision for  presentation of shareholder proposals  at the 2004 Annual  Meeting of  Shareholders  if such  proposals  are submitted by eligible  shareholders who have complied as to the substance of the proposal with the relevant regulations of the Securities Exchange Act. Proposals for  inclusion  in the  Company's  Proxy  Statement  must  be  delivered  to the
Company's  offices not later than March 10, 2004 so that proxy  materials may be prepared on a timely basis.

     Shareholder  proposals  that will not be  included in the  Company's  Proxy
Statement  for the 2004  Annual  Meeting  in  accordance  with Rule 14a-8 of the
Securities Exchange Act will be considered untimely if notice of the proposal is received by the Company  after March 10, 2004.  The proxy card  solicited by the
Board of Directors  may grant  discretionary  voting  authority  with respect to proposals not included in the Proxy Statement unless the Company receives notice of such  proposals  by March  10,  2004  and the  conditions  set  forth in Rule
14a-4(c)(2)(i)-(iii) under the Securities Exchange Act are met.

                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    Douglas A. Larson, President

June 12, 2003

                                    Exhibit A

                         ELDORADO ARTESIAN SPRINGS, INC.

                             AUDIT COMMITTEE CHARTER

I.    PURPOSE

     The  primary  function  of the Audit  Committee  is to assist  the Board of
Directors  in  fulfilling  its  oversight   responsibilities  by  reviewing  the
financial reports and other financial information provided by the Corporation to any governmental body,  including but not limited to the Securities and Exchange
Commission  or  the  public;  the  Corporations  systems  of  internal  controls regarding finance,  accounting,  legal compliance and ethics that management and the Board  have  established;  and the  Corporations  auditing,  accounting  and
financial  reporting  processes.   Consistent  with  this  function,  the  Audit
Committee  should  encourage  continuous   improvement  of,  and  should  foster
adherence to, the Corporations policies, procedures and practices at all levels.
The Audit Committees primary duties and responsibilities are to:

     o    Serve  as  an   independent   and  objective   party  to  monitor  the
          Corporations financial reporting process and internal control system.

     o    Review and appraise the audit efforts of the Corporations  independent accountants and internal auditing department.

     o    Provide  an  open  avenue  of  communication   among  the  independent
          accountants,  financial and senior  management,  the internal auditing department, and the Board of Directors.

     The Audit  Committee  will  primarily  fulfill  these  responsibilities  by carrying out the activities enumerated in Section IV. of this Charter.

II.   COMPOSITION

     The  Audit  Committee  shall be  comprised  of three or more  directors  as determined by the Board, a majority of whom shall be independent directors,  and free from any  relationship  that, in the opinion of the Board,  would interfere with  the  exercise  of his or  her  independent  judgment  as a  member  of the
Committee.

     Independent  Directors - A director will not be considered  independent if, among other things, he or she:

     o    has been employed by the  Corporation or its affiliates in the current or past three years;

     o    has accepted any  compensation  from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits or non-discretionary compensation);

     o    is an  immediate  family  member who is, or has been in the past three years,  employed by the  Corporation or its affiliates as an executive officer;

     o    has been a partner,  controlling  shareholder or an executive  officer for any  for-profit  business to which the  Corporation  made, or from which it received,  payments (other than those which arise solely from investments in the  corporations  securities) that exceed five percent of the  Corporations  consolidated  gross  revenues for that year,  or
          $200,000, whichever is more, in any of the past three years; or

     o    has been employed as an executive  officer of another entity where any of the  Corporations  executives  serve on that entity's  compensation committee.

     All Independent  Directors must be able to read and understand  fundamental financial statements, including the Corporations balance sheet, income statement and cash  flow  statement.  At least  one  Independent  Director  must have past
employment   experience  in  finance  or  accounting,   requisite   professional
certification in accounting or comparable experience or background,  including a current or past position as chief executive or financial officer or other senior officer with financial oversight responsibilities.

     The  Chair of the Audit  Committee  must have the  requisite  financial  or accounting  experience  set forth  above.  Committee  members may enhance  their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The  members of the  Committee  shall be elected by the Board at the annual organizational  meeting  of the Board or until  their  successors  shall be duly elected and qualified.  Unless a Chair is elected by the full Board, the members of the Committee  may  designate a Chair by majority vote of the full  Committee membership.

     To fulfill its responsibilities, the Committee must:

     1.   Periodically  self-assess  the financial  literacy and other skills of
          Committee  members against those skills that are needed to fulfill the
          Committees rules and responsibility.

     2.   Periodically solicit feedback on the skill requirements and skill gaps of the Audit  Committee  from the Board of Directors,  management  and auditors.

III.  MEETINGS

     The Committee shall meet at least one time annually,  or more frequently as circumstances  dictate.  As part of its job to foster  open  communication,  the
Committee  should meet at least annually with  management,  the Chief  Financial
Officer and the independent  public accountant in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed  privately.  In addition,  the  Committee or at least its Chair should meet with the independent public accountants and management  quarterly to review the Corporations financials consistent with IV.5 below.

IV.   RESPONSIBILITIES AND DUTIES

     To fulfil its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

     1.   Review and update this Charter  periodically,  at least  annually,  as conditions dictate.

     2.   Review the organizations annual and quarterly financial statements and
          any  reports  or  other   financial   information   submitted  to  any
          governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3.   Review the  regular  internal  reports to  management  prepared by the internal auditing response.

     4.   Review  the  Audit  Committee  report  to be  included  in  the  proxy statement.

     5.   Review with financial  management and the independent  accountants the
          10-QSB  reports and 10-KSB report prior to its filing and prior to the release of earnings.  The Chair of the  Committee  may  represent  the entire Committee for purposes of this review.

     6.   Set guidelines for development of an Annual Audit Committee Plan which is responsive to the primary Audit Committee responsibilities, and for the review and approval of the Plan by the full Board.

Independent Accountants

     1.   Recommend to the Board of Directors the  selection of the  independent accountants,  considering  independence and  effectiveness and approve the  fees  and  other  compensation  to be  paid  to  the  independent accounts.

     2.   Review the performance of the independent  accountants and approve any proposed  discharge of the independent  accountants when circumstances warrant.

     3.   Periodically consult with the independent  accountants in the presence of management about internal controls and fullness and accuracy of the organizations financial statements.

     4.   Require the independent  public  accountant to submit a formal written statement  regarding  relationships  and  services  which  may  affect objectivity and independence, for discussing any relevant matters with the independent public accountants, and for recommending that the full
          Board take  appropriate  action to  address  the  independence  of the auditor.

Financial Reporting Processes

     1.   In  consideration  with the  independent  accountants and the internal
          auditors,   review  the  integrity  of  the  organizations   financial
          reporting processes, both internal and external.

     2.   Consider the independent  accountants  judgments about the quality and appropriateness of the Corporations  accounting  principles as applied in its financial reporting.

     3.   Consider  and  approve,   if   appropriate,   major   changes  to  the
          Corporations  auditing  and  accounting  principles  and  practices as suggested by the independent  accountants,  management or the internal auditing department.

     4.   The  independent  public  accountant is ultimately  accountable to the
          Board of Directors and the Audit Committee.

Process Improvement

     1.   Establish  regular  and  separate  system  of  reporting  to the Audit
          Committee  by  each of  management  and  the  independent  accountants regarding any significant  judgments made in management's  preparation of the financial statements and the view of each as to appropriateness of such judgments.

     2.   Following  completion of the annual audit, review separately with each of management,  the independent  accountants and the internal auditing department any significant  difficulties encountered during the course of the  audit,  including  any  restrictions  on the  scope of work or access to required information.

     3.   Review  any  significant   disagreement   among   management  and  the
          independent   accountants  or  the  internal  auditing  department  in
          connection what the preparation of the financial statements.

     4.   Review with the  independent  accountants  and the  internal  auditing department and management the extent to which changes or  improvements in  financial  or  accounting  practices  as  approved  by  the  Audit
          Committee, have been implemented.  (This review should be conducted at an  appropriate  time  subsequent  to  implementation  of  changes  or improvements, as decided by the Committee.)

Ethical and Legal Compliance

     1.   Establish,  review and update  periodically a Code of Ethical  Conduct and ensure that  management  has  established a system to enforce this
          Code.

     2.   Review management's monitoring of the Corporations compliance with the organizations  Ethical Code, and ensure that management has the proper
          review  system  in  place  to  ensure  that   Corporations   financial
          statements,  reports and other financial  information  disseminated to
          governmental   organization,    and   the   public   satisfies   legal
          requirements.

     3.   Review activities,  organizational structure, and qualification of the internal audit department.

     4.   Review,  with  the  Corporations  counsel,  legal  compliance  matters including corporate securities trading policies and general regulatory oversight.

     5.   Review,  with the  Corporations  counsel,  any legal matter that could have significant impact on the organizations financial statements.

     6.   Perform any activities  consistent with this Charter, the Corporations
          Bylaws  and  governing  law,  as  the  Committee  or the  Board  deems necessary or appropriate.

     7.   Review  and  assess   conflicts   of  interest   and   related   party
          transactions.